Exhibit 4.1

NORTHROP GRUMMAN CORPORATION

AND

THE BANK OF NEW YORK MELLON, TRUSTEE

EIGHTH SUPPLEMENTAL INDENTURE

Dated as of October 13, 2017

to

INDENTURE

Dated as of November 21, 2001

as amended and supplemented by the

FIRST SUPPLEMENTAL INDENTURE

Dated as of July 30, 2009

THIRD SUPPLEMENTAL INDENTURE

Dated as of March 30, 2011

FOURTH SUPPLEMENTAL INDENTURE

Dated as of March 30, 2011

2.080% SENIOR NOTES DUE 2020

2.550% SENIOR NOTES DUE 2022

2.930% SENIOR NOTES DUE 2025

3.250% SENIOR NOTES DUE 2028

4.030% SENIOR NOTES DUE 2047

TABLE OF CONTENTS

		Page
Article I.
DEFINITIONS		2

Article II.
ESTABLISHMENT OF 2.080% SENIOR NOTES DUE 2020, 2.550% SENIOR NOTES DUE 2022, 2.930% SENIOR NOTES DUE 2025, 3.250% SENIOR NOTES DUE 2028 AND 4.030% SENIOR NOTES DUE 2047		4

201.	Establishment and Designation of the Notes	4
202.	Principal Amount of the Notes; Maturity	4
203.	Form of Notes; Denominations; Depositary	4
204.	Payment	5
205.	Interest Rate	5
206.	Paying Agent and Security Registrar	6
207.	No Sinking Fund	6
208.	Optional Redemption	6
209.	Special Mandatory Redemption	6
210.	Exchange of the Notes	7

Article III.
MISCELLANEOUS PROVISIONS		7

301.	Effect of Eighth Supplemental Indenture	7
302.	Effective Date	8
303.	Effect of Headings and Table of Contents	8
304.	Successors and Assigns	8
305.	Separability Clause	8
306.	Counterparts	8
307.	Trustee Not Responsible for Recitals	8
308.	Governing Law	8
309.	Applicable Tax Law	8

EXHIBIT A	Form of 2.080% Senior Notes due 2020
EXHIBIT B	Form of 2.550% Senior Notes due 2022
EXHIBIT C	Form of 2.930% Senior Notes due 2025
EXHIBIT D	Form of 3.250% Senior Notes due 2028
EXHIBIT E	Form of 4.030% Senior Notes due 2047

-i-

This EIGHTH SUPPLEMENTAL INDENTURE dated as of October 13, 2017 (this “Eighth Supplemental Indenture”) between NORTHROP GRUMMAN CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”), having its principal office at 2980 Fairview Park Drive, Falls Church, Virginia 22042, and THE BANK OF NEW YORK MELLON, a corporation duly organized and existing under the laws of the State of New York, as successor to JPMorgan Chase Bank, as trustee (herein called the “Trustee”), under the Indenture (as hereinafter defined), having its Corporate Trust Office at 101 Barclay Street, New York, New York 10286.

R E C I T A L S

WHEREAS, the Company and the Trustee have executed and delivered an Indenture, dated as of November 21, 2001 (the “Original Indenture”), the First Supplemental Indenture, dated as of July 30, 2009 (the “First Supplemental Indenture”), the Third Supplemental Indenture, dated as of March 30, 2011 (the “Third Supplemental Indenture”), and the Fourth Supplemental Indenture, dated as of March 30, 2011 (the “Fourth Supplemental Indenture”), each of which amends and supplements the Original Indenture;

WHEREAS, Section 901 of the Original Indenture, as amended, provides, among other things, that the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, without the consent of any Holders, may enter into an indenture supplemental to the Original Indenture to establish the form or terms of Securities of any series as permitted by Sections 201 and 301 of the Original Indenture, as amended;

WHEREAS, pursuant to the terms of the Original Indenture, as amended, the Company desires to provide for the establishment of five new series of its Securities to be known as its “2.080% Senior Notes due 2020” (the “2020 Notes”), its “2.550% Senior Notes due 2022” (the “2022 Notes”), its “2.930% Senior Notes due 2025” (the “2025 Notes”), its “3.250% Senior Notes due 2028” (the “2028 Notes”) and its “4.030% Senior Notes due 2047” (the “2047 Notes”, and, together with the 2020 Notes, the 2022 Notes, the 2025 Notes and the 2028 Notes, the “Notes”), respectively, the form and substance of each such series of Notes and the terms, provisions and conditions thereof to be set forth as provided in the Original Indenture, as amended by the First Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and this Eighth Supplemental Indenture (collectively, the “Indenture”);

WHEREAS, the Company has requested that the Trustee execute and deliver this Eighth Supplemental Indenture; and

WHEREAS, all things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee and issued upon the terms and subject to the conditions hereinafter and in the Indenture set forth against payment therefor, the valid, binding and legal obligations of the Company, and to authorize the execution and delivery of this Eighth Supplemental Indenture and make it a valid, binding and legal agreement of the Company, have been done or performed.

NOW, THEREFORE, THIS EIGHTH SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the promises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders, as follows:

Article I.

DEFINITIONS

Unless the context otherwise requires, capitalized terms used but not defined in this Eighth Supplemental Indenture shall have the respective meaning ascribed to them by the Original Indenture, as heretofore supplemented and amended by the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture. The following additional terms are hereby established for purposes of this Eighth Supplemental Indenture and shall have the meaning set forth in this Eighth Supplemental Indenture only for purposes of this Eighth Supplemental Indenture:

“2020 Global Notes” has the meaning set forth in Section 203 of this Eighth Supplemental Indenture.

“2022 Global Notes” has the meaning set forth in Section 203 of this Eighth Supplemental Indenture.

“2025 Global Notes” has the meaning set forth in Section 203 of this Eighth Supplemental Indenture.

“2028 Global Notes” has the meaning set forth in Section 203 of this Eighth Supplemental Indenture.

“2047 Global Notes” has the meaning set forth in Section 203 of this Eighth Supplemental Indenture.

“2020 Notes” has the meaning set forth in the recitals of this Eighth Supplemental Indenture.

“2022 Notes” has the meaning set forth in the recitals of this Eighth Supplemental Indenture.

“2025 Notes” has the meaning set forth in the recitals of this Eighth Supplemental Indenture.

“2028 Notes” has the meaning set forth in the recitals of this Eighth Supplemental Indenture.

“2047 Notes” has the meaning set forth in the recitals of this Eighth Supplemental Indenture.

“Additional Notes” has the meaning set forth in Section 201 of this Eighth Supplemental Indenture.

“Applicable Tax Law” has the meaning set forth in Section 309 of this Eight Supplemental Indenture.

“First Supplemental Indenture” has the meaning set forth in the recitals of this Eighth Supplemental Indenture.

“Fourth Supplemental Indenture” has the meaning set forth in the recitals of this Eighth Supplemental Indenture.

“Global Notes” has the meaning set forth in Section 203 of this Eighth Supplemental Indenture.

“Indenture” has the meaning set forth in the recitals of this Eighth Supplemental Indenture.

“Interest Payment Date” has the meaning set forth in Section 205 of this Eighth Supplemental Indenture.

“Merger Agreement” means the Agreement and Plan of Merger dated September 17, 2017, among the Company, Neptune Merger, Inc., a Delaware corporation and wholly owned subsidiary of the Company, and Orbital ATK.

“Notes” has the meaning set forth in the recitals of this Eighth Supplemental Indenture.

“Orbital ATK Acquisition” means the Company’s acquisition of Orbital ATK, Inc., a Delaware corporation (“Orbital ATK”), in accordance with the Merger Agreement.

“Original Indenture” has the meaning set forth in the recitals of this Eighth Supplemental Indenture.

“Regular Record Date” has the meaning set forth in Section 205 of this Eighth Supplemental Indenture.

“Special Mandatory Redemption Date” has the meaning set forth in Section 209(a) of this Eighth Supplemental Indenture.

“Special Mandatory Redemption Event” has the meaning set forth in Section 209(a) of this Eighth Supplemental Indenture.

“Special Mandatory Redemption Notes” means the 2020 Notes, the 2022 Notes, the 2025 Notes and the 2047 Notes.

“Third Supplemental Indenture” has the meaning set forth in the recitals of this Eighth Supplemental Indenture.

Article II.

ESTABLISHMENT OF 2.080% SENIOR NOTES DUE 2020, 2.550% SENIOR NOTES DUE 2022, 2.930% SENIOR NOTES DUE 2025, 3.250% SENIOR NOTES DUE 2028 AND 4.030% SENIOR NOTES DUE 2047

201.	Establishment and Designation of the Notes

Pursuant to the terms hereof and Section 301 of the Original Indenture, the Company hereby establishes five new series of Securities, the first series designated as the “2.080% Senior Notes due 2020,” the second series designated as the “2.550% Senior Notes due 2022,” the third series designated as the “2.930% Senior Notes due 2025,” the fourth series designated as the “3.250% Senior Notes due 2028,” and the fifth series designated as the “4.030% Senior Notes due 2047.” Any such series may be reopened, from time to time, for issuances of an unlimited aggregate principal amount of additional Securities of such series (with respect to such series, the “Additional Notes”). Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms of the series being reopened, except, if applicable, the issue date, the issue price, the initial Interest Payment Date and corresponding initial Regular Record Date and the initial interest accrual date. Any such Additional Notes, together with the Notes of the series being reopened, shall constitute a single series of Securities for all purposes under the Indenture, including voting, waivers, amendments and redemptions; provided, however, that in the event any such Additional Notes are not fungible with the Notes of the series being reopened for U.S. federal income tax purposes, such nonfungible Additional Notes shall be issued with a separate CUSIP number so that they are distinguishable from the Notes of the series being reopened.

202.	Principal Amount of the Notes; Maturity

The maximum aggregate principal amount of the Notes which may be authenticated and delivered pursuant to the Indenture (except for (i) Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 304, 305, 306, 906 or 1107 of the Original Indenture, (ii) Notes which, pursuant to Section 303 of the Original Indenture, are deemed never to have been authenticated and delivered under the Indenture, and (iii) for avoidance of doubt, Additional Notes) is $1,000,000,000 in respect of the 2020 Notes, $1,500,000,000 in respect of the 2022 Notes, $1,500,000,000 in respect of the 2025 Notes, $2,000,000,000 in respect of the 2028 Notes and $2,250,000,000 in respect of the 2047 Notes. The principal amount of the 2020 Notes shall be due and payable on October 15, 2020, the principal amount of the 2022 Notes shall be due and payable on October 15, 2022, the principal amount of the 2025 Notes shall be due and payable on January 15, 2025, the principal amount of the 2028 Notes shall be due and payable on January 15, 2028 and the principal amount of the 2047 Notes shall be due and payable on October 15, 2047.

203.	Form of Notes; Denominations; Depositary

The 2020 Notes shall be initially issued in the form of one or more Global Securities (the “2020 Global Notes”) in substantially the form set forth in Exhibit A hereto, the 2022 Notes shall be initially issued in the form of one or more Global Securities (the “2022 Global Notes”) in substantially the form set forth in Exhibit B hereto, the 2025 Notes shall be initially issued in the form of one or more Global Securities (the “2025 Global Notes”) in substantially the form set forth in Exhibit C hereto, the 2028 Notes shall be initially issued in the form of one or more Global Securities (the “2028 Global Notes”) in substantially the form set forth in Exhibit D hereto and the 2047 Notes shall be initially issued in the form of one or more Global Securities (the “2047 Global Notes” and, together with the 2020 Global Notes, the 2022 Global Notes, the 2025 Global Notes and the 2028 Global Notes, the “Global Notes”) in substantially the form set forth in Exhibit E hereto. The Notes shall be issued in fully registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The initial Depositary in respect of the Global Notes shall be The Depository Trust Company. The Global Notes shall be deposited with, or on behalf of, the Depositary and shall be registered in the name of Cede & Co. Except as otherwise set forth in Section 305 of the Original Indenture, the Global Notes may be transferred, in whole or in part, only to the Depositary, another nominee of the Depositary or to a successor of the Depositary or its nominee.

204.	Payment

The Company will pay the principal of and premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. The Company will make all payments of interest on any Global Note in accordance with the arrangements then existing between the Paying Agent and the applicable Depositary, and all payments of principal of and premium, if any, on any Global Note at the Corporate Trust Office upon surrender of such Note for payment. The Company will make all payments of interest on any definitive Note by mailing a check to the address of each Person entitled thereto, and all payments of principal of and premium, if any, on any definitive Note at the Corporate Trust Office upon surrender of such Note for payment.

205.	Interest Rate

Interest on the 2020 Notes shall accrue at the rate of 2.080% per annum, interest on the 2022 Notes shall accrue at the rate of 2.550% per annum, interest on the 2025 Notes shall accrue at the rate of 2.930% per annum, interest on the 2028 Notes shall accrue at the rate of 3.250% per annum and interest on the 2047 Notes shall accrue at the rate of 4.030% per annum. Interest on the Notes shall accrue from October 13, 2017 or the most recent Interest Payment Date to which interest was paid or duly provided for. Interest on the 2020 Notes, the 2022 Notes and the 2047 Notes shall be payable semiannually in arrears on April 15 and October 15, commencing on April 15, 2018 (each an “Interest Payment Date” for the 2020 Notes, the 2022 Notes and the 2047 Notes), to the Persons in whose names such Notes are registered at the close of business on the April 1 or October 1, as the case may be (in either case, whether or not a Business Day), immediately preceding such Interest Payment Date (each a “Regular Record Date” for the 2020 Notes, the 2022 Notes and the 2047 Notes). Interest on the 2025 Notes and the 2028 Notes shall be payable semiannually in arrears on January 15 and July 15, commencing on July 15, 2018 (each an “Interest Payment Date” for the 2025 Notes and the 2028 Notes), to the Persons in whose names such Notes are registered at the close of business on the January 1 or July 1, as the case may be (in either case, whether or not a Business Day), immediately preceding such Interest Payment Date (each a “Regular Record Date” for the 2025 Notes and the 2028 Notes). Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

206.	Paying Agent and Security Registrar

The Trustee shall initially act as the Paying Agent and Security Registrar in respect of the Notes and its Corporate Trust Office is designated as a place where the Notes may be presented for payment or for registration of transfer or exchange. The Company may, however, change the Paying Agent or Security Registrar for the Notes without prior notice to the Holders thereof, and the Company or any Subsidiary may act as Paying Agent or Security Registrar for the Notes.

207.	No Sinking Fund

The provisions of Article 12 of the Original Indenture shall not be applicable to the Notes.

208.	Optional Redemption

The 2020 Notes are subject to redemption, in whole at any time and in part from time to time, at the option of the Company, as set forth in the form of 2020 Note attached hereto as Exhibit A. The 2022 Notes are subject to redemption, in whole at any time and in part from time to time, at the option of the Company, as set forth in the form of 2022 Note attached hereto as Exhibit B. The 2025 Notes are subject to redemption, in whole at any time and in part from time to time, at the option of the Company, as set forth in the form of 2025 Note attached hereto as Exhibit C. The 2028 Notes are subject to redemption, in whole at any time and in part from time to time, at the option of the Company, as set forth in the form of 2028 Note attached hereto as Exhibit D. The 2047 Notes are subject to redemption, in whole at any time and in part from time to time, at the option of the Company, as set forth in the form of 2047 Note attached hereto as Exhibit E.

209.	Special Mandatory Redemption

(a) If the Orbital ATK Acquisition is not consummated on or prior to December 17, 2018 or if the Merger Agreement is terminated at any time prior to such date other than as a result of consummating the Orbital ATK Acquisition (any of the foregoing, a “Special Mandatory Redemption Event”), then the Company shall be required to redeem all of the outstanding Special Mandatory Redemption Notes on the Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of such Notes, plus accrued and unpaid interest on the principal amount of such Notes to, but not including, the Special Mandatory Redemption Date. Notwithstanding the foregoing, installments of interest on the Special Mandatory Redemption Notes that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders of Special Mandatory Redemption Notes as of the close of business on the relevant Regular Record Dates in accordance with the terms hereof. The Company shall cause the notice of special mandatory redemption pursuant to this Section 209 to be sent to each Holder of Special Mandatory Redemption Notes, with a copy to the Trustee, within five Business Days after the occurrence of a Special Mandatory Redemption Event. The “Special Mandatory Redemption Date” shall be a date selected by the Company and set forth in the notice of special mandatory redemption and shall be no later than 30 days following any

Special Mandatory Redemption Event, but no earlier than the fifth Business Day following the day the notice of special mandatory redemption is sent to Holders of Special Mandatory Redemption Notes. If funds sufficient to pay the redemption price for the Special Mandatory Redemption Notes on the Special Mandatory Redemption Date are deposited with the Trustee or a Paying Agent on or before such Special Mandatory Redemption Date, then, on and after such Special Mandatory Redemption Date, such Notes will cease to bear interest.

(b) To the extent not otherwise set forth in Section 209(a) of this Eighth Supplemental Indenture, the provisions of Sections 1104 through 1107 of the Original Indenture shall apply to any redemption pursuant to Section 209(a) of this Eighth Supplemental Indenture, except to the extent that any provision of Sections 1104 through 1107 conflicts with any provision of Section 209(a) of this Eighth Supplemental Indenture, in which case the provisions of Section 209(a) of this Eighth Supplemental Indenture shall govern and be controlling.

210.	Exchange of the Notes

In addition to the circumstances set forth in Clause (2) of the last paragraph of Section 305 of the Original Indenture, and subject to the arrangements then existing between the Company and the applicable Depositary, the Company may at any time, in its sole discretion, elect to have any Global Note exchanged in whole or in part for Notes of the same series registered in the name or names of Persons other than such Depositary or a nominee thereof.

Article III.

MISCELLANEOUS PROVISIONS

301.	Effect of Eighth Supplemental Indenture

Upon the execution and delivery of this Eighth Supplemental Indenture by the Company and the Trustee, the Indenture shall be supplemented and amended in accordance herewith, and this Eighth Supplemental Indenture shall form a part of the Indenture for all purposes. Except as otherwise provided herein, each and every term and condition contained in this Eighth Supplemental Indenture that modifies, amends or supplements the terms and conditions of the Original Indenture, as heretofore supplemented and amended by the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, shall apply only to the Notes established hereby and not to any other series of Securities established under the Indenture.

In the event of a conflict between any provisions of the Original Indenture, as heretofore supplemented and amended by the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, and this Eighth Supplemental Indenture, the relevant provision or provisions of this Eighth Supplemental Indenture shall govern.

Except as supplemented or amended hereby, all other provisions in the Original Indenture, as heretofore supplemented and amended by the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, to the extent not inconsistent with the terms and provisions of this Eighth Supplemental Indenture, shall remain in full force and effect, and are hereby ratified and confirmed.

302.	Effective Date

This Eighth Supplemental Indenture shall be effective as of the date first above written upon the execution and delivery hereof by the Company and the Trustee.

303.	Effect of Headings and Table of Contents

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction or interpretation hereof.

304.	Successors and Assigns

All covenants and agreements in this Eighth Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

305.	Separability Clause

In case any provision in this Eighth Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

306.	Counterparts

This Eighth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

307.	Trustee Not Responsible for Recitals

The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Eighth Supplemental Indenture.

308.	Governing Law

This Eighth Supplemental Indenture and the Notes shall be governed by, and construed in accordance with, the law of the State of New York.

309.	Applicable Tax Law

In order to comply with applicable tax laws (inclusive of rules, regulations and interpretations promulgated by competent authorities) related to the Indenture in effect from time to time (collectively, “Applicable Tax Law”) that a foreign financial institution, issuer, trustee, paying agent or other party is or has agreed to be subject to, the Company agrees (i) upon reasonable written request of the Trustee, to use commercially reasonable efforts to provide to the Trustee, to the extent available, sufficient information about Holders or other applicable parties and/or transactions (including any modification to the terms of such transactions) so that the Trustee can determine whether it has tax related obligations under Applicable Tax Law and (ii) that the Trustee shall be entitled to make any withholding or deduction in respect of taxes from payments under the Indenture to the extent necessary to comply with Applicable Tax Law for which the Trustee shall not have any liability. Nothing in the immediately preceding sentence shall be construed as obligating the Company to make any “gross up” payment or similar reimbursement in connection with a payment in respect of which amounts are so withheld or deducted. The terms of this paragraph shall survive the satisfaction and discharge of the Indenture.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Supplemental Indenture to be duly executed, all as of the day and year first above written.

NORTHROP GRUMMAN CORPORATION

By:	/s/ Kenneth L. Bedingfield
	Name:	Kenneth L. Bedingfield
	Title:	Corporate Vice President and Chief Financial Officer

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Laurence J. O’Brien
	Name:	Laurence J. O’Brien
	Title:	Vice President

[Signature Page to Eighth Supplemental Indenture]

EXHIBIT A

[FORM OF FACE OF 2020 NOTE]

[Global Securities Legend]

[THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY NAMED BELOW OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. ]*

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. ]†

Registered	CUSIP No.: 666807 BL5

No. [ ]	Principal Amount: $[ ]

NORTHROP GRUMMAN CORPORATION

2.080% Senior Note due 2020

1. Principal and Interest. NORTHROP GRUMMAN CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [                        ]‡ [CEDE & CO.]§ , or registered assigns,

*	To be included only if the Note is a Global Note.
†	To be included only if the Depositary is The Depository Trust Company.
‡	To be included only if the Note is not a Global Note.
§	To be included only if the Note is a Global Note.

A-1	Face of Form of 2.080% Senior Note due 2020

the principal sum of                         Dollars, on October 15, 2020 (the “Maturity Date”), and to pay interest thereon from October 13, 2017 (the “Original Issue Date”), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on April 15 and October 15 in each year (each an “Interest Payment Date”), commencing April 15, 2018, at the rate of 2.080% per annum until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities to this Note (the “Predecessor Notes”)) is registered at the close of business on the April 1 or October 1 (whether or not a Business Day) (each, a “Regular Record Date”), as the case may be, next preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to such Person on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including the Original Issue Date, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be.

2. Method of Payment. The Company will pay the principal of and premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. [The Company will make all payments of interest on this Global Note in accordance with the arrangements then existing between the Paying Agent and the Depositary, and all payments of principal of and premium, if any, on this Global Note at the Corporate Trust Office upon surrender of this Global Note for payment.]** [The Company will make all payments of interest on this Note by mailing a check to the address of the Person entitled thereto, and all payments of principal of and premium, if any, on this Note at the Corporate Trust Office upon surrender of this Note for payment.]††

**	To be included only if the Note is a Global Note.
††	To be included only if the Note is not a Global Note.

A-2	Face of Form of 2.080% Senior Note due 2020

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-3	Face of Form of 2.080% Senior Note due 2020

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

NORTHROP GRUMMAN CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated:

A-4	Face of Form of 2.080% Senior Note due 2020

[FORM OF REVERSE SIDE OF 2020 NOTE]

2.080% Senior Note due 2020

3. Paying Agent and Security Registrar. The Trustee shall initially act as the Paying Agent and Security Registrar in respect of the Notes and its Corporate Trust Office is designated as a place where the Notes may be presented for payment or for registration of transfer or exchange. The Company may, however, change the Paying Agent or Security Registrar for the Notes without prior notice to any Holders, and the Company or any Subsidiary may act as Paying Agent or Security Registrar for the Notes.

4. Indenture. This Note is one of a duly authorized series of Securities issued or to be issued in one or more series under an Indenture dated as of November 21, 2001 (the “Original Indenture”), as supplemented and amended by a First Supplemental Indenture dated as of July 30, 2009 (the “First Supplemental Indenture”), a Third Supplemental Indenture dated as of March 30, 2011 (the “Third Supplemental Indenture”), a Fourth Supplemental Indenture dated as of March 30, 2011 (the “Fourth Supplemental Indenture”) and an Eighth Supplemental Indenture dated as of October 13, 2017 (the “Eighth Supplemental Indenture” and, together with the Original Indenture, the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), by and between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

This Note is one of the series designated as the “2.080% Senior Notes due 2020” of the Company initially limited in aggregate principal amount to $1,000,000,000 (the “Notes”). Such series may be reopened, from time to time, for issuances of an unlimited aggregate principal amount of additional Securities of such series (the “Additional Notes”). Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms as the Notes, except, if applicable, the issue date, the issue price, the initial Interest Payment Date and corresponding initial Regular Record Date and the initial interest accrual date. Any such Additional Notes, together with the Notes, shall constitute a single series of Securities for all purposes under the Indenture, including voting, waivers, amendments and redemptions; provided, however, that in the event any such Additional Notes are not fungible with the Notes for U.S. federal income tax purposes, such nonfungible Additional Notes shall be issued with a separate CUSIP number so that they are distinguishable from the Notes. Additional series of Securities may be issued pursuant to the Indenture.

The Notes are unsecured senior obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.

The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all those terms, and Holders thereof are referred to the Indenture and the Trust Indenture Act for a statement of all those terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

A-5	Reverse Side of Form of 2.080% Senior Note due 2020

Capitalized terms used but not defined in this Note have the respective meanings ascribed to them by the Indenture.

5. Optional Redemption. The Notes are subject to redemption, in whole at any time or in part from time to time, at the option of the Company, in principal amounts of $1,000 and integral multiples of $1,000 above such amount (provided that the unredeemed portion of any Note redeemed in part may not be less than $2,000), upon not less than 15 days nor more than 60 days prior notice as provided in the Indenture. The Redemption Price for the Notes will equal the sum of (i) the greater of (y) 100% of the principal amount of the Notes then Outstanding to be redeemed and (z) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes then Outstanding to be redeemed (not including any portion of any payments of such interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the Adjusted Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 10 basis points, and (ii) accrued and unpaid interest on the principal amount of the Notes then Outstanding to be redeemed to, but not including, the Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the Holders thereof as of the close of business on the corresponding Regular Record Date pursuant to Section 1 of this Note and Section 205 of the Eighth Supplemental Indenture.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date, (A) the arithmetic mean of the Reference Treasury Dealer Quotations received for such Redemption Date, or (B) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

A-6	Reverse Side of Form of 2.080% Senior Note due 2020

“Reference Treasury Dealer” means (A) J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC (or their respective affiliates which are primary U.S. Government securities dealers in the United States(“Primary Treasury Dealers”)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the arithmetic mean, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

The Company shall give the Trustee notice of the Redemption Price promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation.

In connection with any redemption of the Notes in part, if the Notes are represented by one or more Global Notes, interests in the Notes will be selected for redemption by the Depositary in accordance with its standard procedures therefor.

6. Sinking Fund. The Notes are not subject to any sinking fund or analogous provisions.

7. Denominations; Transfer; Exchange. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or its attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of this Note, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer. If the Notes are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Notes during the period beginning at the opening of business 15 days before the day of the mailing of the applicable notice of redemption and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Note so selected for redemption in whole or in part (except the unredeemed portion of any Note being redeemed in part).

8. Persons Deemed Owner. The Holder of this Note may be treated as the owner of this Note for all purposes.

9. Unclaimed Funds. If money for the payment of principal, premium or interest of or on the Notes remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request, subject to any applicable abandoned property laws. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee or any Paying Agent for payment.

A-7	Reverse Side of Form of 2.080% Senior Note due 2020

10. Defeasance and Discharge. The Notes will be subject to defeasance and discharge as set forth in Section 1302 of the Original Indenture and to covenant defeasance as set forth in Section 1303 of the Original Indenture.

11. Amendment; Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

12. Defaults and Remedies. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless: the Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes; the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity; the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (including, in case of a redemption, on the Redemption Date).

13. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

14. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

A-8	Reverse Side of Form of 2.080% Senior Note due 2020

15. Trustee Dealings with the Company. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

16. Successors and Assigns. All covenants and agreements in the Indenture by the Company shall bind its successors and assigns, whether so expressed or not, except as provided in Section 802 of the Original Indenture.

17. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

18. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders thereof. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

19. Special Mandatory Redemption. The Eighth Supplemental Indenture provides that upon the occurrence of a Special Mandatory Redemption Event, the Company shall redeem the Notes upon the terms and subject to the conditions set forth in Section 209 of the Eighth Supplemental Indenture. The Eighth Supplemental Indenture provides that the Company will cause the notice of redemption pursuant to Section 209 of the Eighth Supplemental Indenture to be sent to each Holder, with a copy to the Trustee, within five Business Days after the occurrence of a Special Mandatory Redemption Event.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Northrop Grumman Corporation

2980 Fairview Park Drive

Falls Church, Virginia 22042

Attention: Corporate Vice President and Secretary

A-9	Reverse Side of Form of 2.080% Senior Note due 2020

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common
TEN ENT –	as tenants by the entireties
JT TEN –	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT –	Custodian under Uniform Gifts to Minors Act (Cust) (Minor) (State)

Additional abbreviations may also be used though not on the above list.

A-10	Reverse Side of Form of 2.080% Senior Note due 2020

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please insert Social Security Number, Taxpayer Identification No., or other identifying number of assignee)

(Please print or typewrite name and address, including postal zip code, of assignee)

the within Note of NORTHROP GRUMMAN CORPORATION and all rights thereunder, hereby irrevocably constituting and appointing:

(Please print or typewrite name and address, including postal zip code, of attorney)

as attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:
(Signature)

(Please print or typewrite name and title if signing on behalf of an entity)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatsoever.
Signature(s) Guaranteed:
(Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.)

A-11	Reverse Side of Form of 2.080% Senior Note due 2020

EXHIBIT B

[FORM OF FACE OF 2022 NOTE]

[Global Securities Legend]

[THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY NAMED BELOW OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. ]*

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. ]†

Registered	CUSIP No.: 666807 BQ4

No. [ ]	Principal Amount: $[ ]

NORTHROP GRUMMAN CORPORATION

2.550% Senior Note due 2022

1. Principal and Interest. NORTHROP GRUMMAN CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [                    ]‡ [CEDE & CO.]§, or registered assigns,

*	To be included only if the Note is a Global Note.
†	To be included only if the Depositary is The Depository Trust Company.
‡	To be included only if the Note is not a Global Note.
§	To be included only if the Note is a Global Note.

B-1	Face of Form of 2.550% Senior Note due 2022

the principal sum of                      Dollars, on October 15, 2022 (the “Maturity Date”), and to pay interest thereon from October 13, 2017 (the “Original Issue Date”), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on April 15 and October 15 in each year (each an “Interest Payment Date”), commencing April 15, 2018, at the rate of 2.550% per annum until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities to this Note (the “Predecessor Notes”)) is registered at the close of business on the April 1 or October 1 (whether or not a Business Day) (each, a “Regular Record Date”), as the case may be, next preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to such Person on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including the Original Issue Date, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be.

2. Method of Payment. The Company will pay the principal of and premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. [The Company will make all payments of interest on this Global Note in accordance with the arrangements then existing between the Paying Agent and the Depositary, and all payments of principal of and premium, if any, on this Global Note at the Corporate Trust Office upon surrender of this Global Note for payment.]** [The Company will make all payments of interest on this Note by mailing a check to the address of the Person entitled thereto, and all payments of principal of and premium, if any, on this Note at the Corporate Trust Office upon surrender of this Note for payment.]††

** To be included only if the Note is a Global Note.

† † To be included only if the Note is not a Global Note.

B-2	Face of Form of 2.550% Senior Note due 2022

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

B-3	Face of Form of 2.550% Senior Note due 2022

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

NORTHROP GRUMMAN CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated:

B-4	Face of Form of 2.550% Senior Note due 2022

[FORM OF REVERSE SIDE OF 2022 NOTE]

2.550% Senior Note due 2022

3. Paying Agent and Security Registrar. The Trustee shall initially act as the Paying Agent and Security Registrar in respect of the Notes and its Corporate Trust Office is designated as a place where the Notes may be presented for payment or for registration of transfer or exchange. The Company may, however, change the Paying Agent or Security Registrar for the Notes without prior notice to any Holders, and the Company or any Subsidiary may act as Paying Agent or Security Registrar for the Notes.

4. Indenture. This Note is one of a duly authorized series of Securities issued or to be issued in one or more series under an Indenture dated as of November 21, 2001 (the “Original Indenture”), as supplemented and amended by a First Supplemental Indenture dated as of July 30, 2009 (the “First Supplemental Indenture”), a Third Supplemental Indenture dated as of March 30, 2011 (the “Third Supplemental Indenture”), a Fourth Supplemental Indenture dated as of March 30, 2011 (the “Fourth Supplemental Indenture”) and an Eighth Supplemental Indenture dated as of October 13, 2017 (the “Eighth Supplemental Indenture” and, together with the Original Indenture, the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), by and between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

This Note is one of the series designated as the “2.550% Senior Notes due 2022” of the Company initially limited in aggregate principal amount to $1,500,000,000 (the “Notes”). Such series may be reopened, from time to time, for issuances of an unlimited aggregate principal amount of additional Securities of such series (the “Additional Notes”). Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms as the Notes, except, if applicable, the issue date, the issue price, the initial Interest Payment Date and corresponding initial Regular Record Date and the initial interest accrual date. Any such Additional Notes, together with the Notes, shall constitute a single series of Securities for all purposes under the Indenture, including voting, waivers, amendments and redemptions; provided, however, that in the event any such Additional Notes are not fungible with the Notes for U.S. federal income tax purposes, such nonfungible Additional Notes shall be issued with a separate CUSIP number so that they are distinguishable from the Notes. Additional series of Securities may be issued pursuant to the Indenture.

The Notes are unsecured senior obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.

The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all those terms, and Holders thereof are referred to the Indenture and the Trust Indenture Act for a statement of all those terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

B-5	Reverse Side of Form of 2.550% Senior Note due 2022

Capitalized terms used but not defined in this Note have the respective meanings ascribed to them by the Indenture.

5. Optional Redemption. The Notes are subject to redemption, in whole at any time or in part from time to time, at the option of the Company, in principal amounts of $1,000 and integral multiples of $1,000 above such amount (provided that the unredeemed portion of any Note redeemed in part may not be less than $2,000), upon not less than 15 days nor more than 60 days prior notice as provided in the Indenture. Prior to the Par Call Date, the Redemption Price for the Notes will equal the sum of (i) the greater of (y) 100% of the principal amount of the Notes then Outstanding to be redeemed and (z) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes then Outstanding to be redeemed (not including any portion of any payments of such interest accrued to the Redemption Date) that would have been due if the Notes matured on the Par Call Date, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the Adjusted Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 10 basis points, and (ii) accrued and unpaid interest on the principal amount of the Notes then Outstanding to be redeemed to, but not including, the Redemption Date.

On and after the Par Call Date, the Redemption Price for the Notes will equal the sum of (i) 100% of the principal amount of the Notes then Outstanding to be redeemed and (ii) accrued and unpaid interest on the principal amount of the Notes then Outstanding to be redeemed to, but not including, the Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the Holders thereof as of the close of business on the corresponding Regular Record Date pursuant to Section 1 of this Note and Section 205 of the Eighth Supplemental Indenture.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes (assuming the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes (assuming such Notes matured on the Par Call Date).

B-6	Reverse Side of Form of 2.550% Senior Note due 2022

“Comparable Treasury Price” means, with respect to any Redemption Date, (A) the arithmetic mean of the Reference Treasury Dealer Quotations received for such Redemption Date, or (B) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Par Call Date” means September 15, 2022.

“Reference Treasury Dealer” means (A) J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC (or their respective affiliates which are primary U.S. Government securities dealers in the United States(“Primary Treasury Dealers”)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the arithmetic mean, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

With respect to any redemption of the Notes occurring prior to the Par Call Date, the Company shall give the Trustee notice of the Redemption Price promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation.

In connection with any redemption of the Notes in part, if the Notes are represented by one or more Global Notes, interests in the Notes will be selected for redemption by the Depositary in accordance with its standard procedures therefor.

6. Sinking Fund. The Notes are not subject to any sinking fund or analogous provisions.

7. Denominations; Transfer; Exchange. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or its attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of this Note, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer. If the Notes are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Notes during the period beginning at the opening of business 15 days before the day of the mailing of the applicable notice of redemption and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Note so selected for redemption in whole or in part (except the unredeemed portion of any Note being redeemed in part).

B-7	Reverse Side of Form of 2.550% Senior Note due 2022

8. Persons Deemed Owner. The Holder of this Note may be treated as the owner of this Note for all purposes.

9. Unclaimed Funds. If money for the payment of principal, premium or interest of or on the Notes remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request, subject to any applicable abandoned property laws. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee or any Paying Agent for payment.

10. Defeasance and Discharge. The Notes will be subject to defeasance and discharge as set forth in Section 1302 of the Original Indenture and to covenant defeasance as set forth in Section 1303 of the Original Indenture.

11. Amendment; Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

12. Defaults and Remedies. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless: the Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes; the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity; the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (including, in case of a redemption, on the Redemption Date).

B-8	Reverse Side of Form of 2.550% Senior Note due 2022

13. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

14. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

15. Trustee Dealings with the Company. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

16. Successors and Assigns. All covenants and agreements in the Indenture by the Company shall bind its successors and assigns, whether so expressed or not, except as provided in Section 802 of the Original Indenture.

17. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

18. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders thereof. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

19. Special Mandatory Redemption. The Eighth Supplemental Indenture provides that upon the occurrence of a Special Mandatory Redemption Event, the Company will redeem the Notes upon the terms and subject to the conditions set forth in Section 209 of the Eighth Supplemental Indenture. The Eighth Supplemental Indenture provides that the Company will cause the notice of redemption pursuant to Section 209 of the Eighth Supplemental Indenture to be sent to each Holder, with a copy to the Trustee, within five Business Days after the occurrence of a Special Mandatory Redemption Event.

B-9	Reverse Side of Form of 2.550% Senior Note due 2022

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Northrop Grumman Corporation

2980 Fairview Park Drive

Falls Church, Virginia 22042

Attention: Corporate Vice President and Secretary

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common
TEN ENT –	as tenants by the entireties
JT TEN –	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT –	Custodian under Uniform Gifts to Minors Act (Cust) (Minor) (State)

Additional abbreviations may also be used though not on the above list.

B-10	Reverse Side of Form of 2.550% Senior Note due 2022

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please insert Social Security Number, Taxpayer Identification No., or other identifying number of assignee)

(Please print or typewrite name and address, including postal zip code, of assignee)

the within Note of NORTHROP GRUMMAN CORPORATION and all rights thereunder, hereby irrevocably constituting and appointing:

(Please print or typewrite name and address, including postal zip code, of attorney)

as attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:
(Signature)

(Please print or typewrite name and title if signing on behalf of an entity)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatsoever.
Signature(s) Guaranteed:
(Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.)

B-11	Reverse Side of Form of 2.550% Senior Note due 2022

EXHIBIT C

[FORM OF FACE OF 2025 NOTE]

[Global Securities Legend]

[THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY NAMED BELOW OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. ]*

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. ]†

Registered	CUSIP No.: 666807 BM3

No. [ ]	Principal Amount: $[ ]

NORTHROP GRUMMAN CORPORATION

2.930% Senior Note due 2025

1. Principal and Interest. NORTHROP GRUMMAN CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [                    ]‡ [CEDE & CO.]§, or registered assigns,

*	To be included only if the Note is a Global Note.
†	To be included only if the Depositary is The Depository Trust Company.
‡	To be included only if the Note is not a Global Note.
§	To be included only if the Note is a Global Note.

C-1	Face of Form of 2.930% Senior Note due 2025

the principal sum of                    Dollars, on January 15, 2025 (the “Maturity Date”), and to pay interest thereon from October 13, 2017 (the “Original Issue Date”), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on January 15 and July 15 in each year (each an “Interest Payment Date”), commencing July 15, 2018, at the rate of 2.930% per annum until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities to this Note (the “Predecessor Notes”)) is registered at the close of business on the January 1 or July 1 (whether or not a Business Day) (each, a “Regular Record Date”), as the case may be, next preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to such Person on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including the Original Issue Date, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be.

2. Method of Payment. The Company will pay the principal of and premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. [The Company will make all payments of interest on this Global Note in accordance with the arrangements then existing between the Paying Agent and the Depositary, and all payments of principal of and premium, if any, on this Global Note at the Corporate Trust Office upon surrender of this Global Note for payment.]** [The Company will make all payments of interest on this Note by mailing a check to the address of the Person entitled thereto, and all payments of principal of and premium, if any, on this Note at the Corporate Trust Office upon surrender of this Note for payment.]††

**	To be included only if the Note is a Global Note.
††	To be included only if the Note is not a Global Note.

C-2	Face of Form of 2.930% Senior Note due 2025

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

C-3	Face of Form of 2.930% Senior Note due 2025

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

NORTHROP GRUMMAN CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated:

C-4	Face of Form of 2.930% Senior Note due 2025

[FORM OF REVERSE SIDE OF 2025 NOTE]

2.930% Senior Note due 2025

3. Paying Agent and Security Registrar. The Trustee shall initially act as the Paying Agent and Security Registrar in respect of the Notes and its Corporate Trust Office is designated as a place where the Notes may be presented for payment or for registration of transfer or exchange. The Company may, however, change the Paying Agent or Security Registrar for the Notes without prior notice to any Holders, and the Company or any Subsidiary may act as Paying Agent or Security Registrar for the Notes.

4. Indenture. This Note is one of a duly authorized series of Securities issued or to be issued in one or more series under an Indenture dated as of November 21, 2001 (the “Original Indenture”), as supplemented and amended by a First Supplemental Indenture dated as of July 30, 2009 (the “First Supplemental Indenture”), a Third Supplemental Indenture dated as of March 30, 2011 (the “Third Supplemental Indenture”), a Fourth Supplemental Indenture dated as of March 30, 2011 (the “Fourth Supplemental Indenture”) and an Eighth Supplemental Indenture dated as of October 13, 2017 (the “Eighth Supplemental Indenture” and, together with the Original Indenture, the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), by and between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

This Note is one of the series designated as the “2.930% Senior Notes due 2025” of the Company initially limited in aggregate principal amount to $1,500,000,000 (the “Notes”). Such series may be reopened, from time to time, for issuances of an unlimited aggregate principal amount of additional Securities of such series (the “Additional Notes”). Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms as the Notes, except, if applicable, the issue date, the issue price, the initial Interest Payment Date and corresponding initial Regular Record Date and the initial interest accrual date. Any such Additional Notes, together with the Notes, shall constitute a single series of Securities for all purposes under the Indenture, including voting, waivers, amendments and redemptions; provided, however, that in the event any such Additional Notes are not fungible with the Notes for U.S. federal income tax purposes, such nonfungible Additional Notes shall be issued with a separate CUSIP number so that they are distinguishable from the Notes. Additional series of Securities may be issued pursuant to the Indenture.

The Notes are unsecured senior obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.

The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all those terms, and Holders thereof are referred to the Indenture and the Trust Indenture Act for a statement of all those terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

C-5	Reverse Side of Form of 2.930% Senior Note due 2025

Capitalized terms used but not defined in this Note have the respective meanings ascribed to them by the Indenture.

5. Optional Redemption. The Notes are subject to redemption, in whole at any time or in part from time to time, at the option of the Company, in principal amounts of $1,000 and integral multiples of $1,000 above such amount (provided that the unredeemed portion of any Note redeemed in part may not be less than $2,000), upon not less than 15 days nor more than 60 days prior notice as provided in the Indenture. Prior to the Par Call Date, the Redemption Price for the Notes will equal the sum of (i) the greater of (y) 100% of the principal amount of the Notes then Outstanding to be redeemed and (z) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes then Outstanding to be redeemed (not including any portion of any payments of such interest accrued to the Redemption Date) that would have been due if the Notes matured on the Par Call Date, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the Adjusted Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 15 basis points, and (ii) accrued and unpaid interest on the principal amount of the Notes then Outstanding to be redeemed to, but not including, the Redemption Date.

On and after the Par Call Date, the Redemption Price for the Notes will equal the sum of (i) 100% of the principal amount of the Notes then Outstanding to be redeemed and (ii) accrued and unpaid interest on the principal amount of the Notes then Outstanding to be redeemed to, but not including, the Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the Holders thereof as of the close of business on the corresponding Regular Record Date pursuant to Section 1 of this Note and Section 205 of the Eighth Supplemental Indenture.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes (assuming the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes (assuming such Notes matured on the Par Call Date).

C-6	Reverse Side of Form of 2.930% Senior Note due 2025

“Comparable Treasury Price” means, with respect to any Redemption Date, (A) the arithmetic mean of the Reference Treasury Dealer Quotations received for such Redemption Date, or (B) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Par Call Date” means November 15, 2024.

“Reference Treasury Dealer” means (A) J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC (or their respective affiliates which are primary U.S. Government securities dealers in the United States(“Primary Treasury Dealers”)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the arithmetic mean, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

With respect to any redemption of the Notes occurring prior to the Par Call Date, the Company shall give the Trustee notice of the Redemption Price promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation.

In connection with any redemption of the Notes in part, if the Notes are represented by one or more Global Notes, interests in the Notes will be selected for redemption by the Depositary in accordance with its standard procedures therefor.

6. Sinking Fund. The Notes are not subject to any sinking fund or analogous provisions.

7. Denominations; Transfer; Exchange. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or its attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of this Note, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer. If the Notes are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Notes during the period beginning at the opening of business 15 days before the day of the mailing of the applicable notice of redemption and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Note so selected for redemption in whole or in part (except the unredeemed portion of any Note being redeemed in part).

C-7	Reverse Side of Form of 2.930% Senior Note due 2025

8. Persons Deemed Owner. The Holder of this Note may be treated as the owner of this Note for all purposes.

9. Unclaimed Funds. If money for the payment of principal, premium or interest of or on the Notes remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request, subject to any applicable abandoned property laws. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee or any Paying Agent for payment.

10. Defeasance and Discharge. The Notes will be subject to defeasance and discharge as set forth in Section 1302 of the Original Indenture and to covenant defeasance as set forth in Section 1303 of the Original Indenture.

11. Amendment; Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

12. Defaults and Remedies. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless: the Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes; the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity; the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (including, in case of a redemption, on the Redemption Date).

C-8	Reverse Side of Form of 2.930% Senior Note due 2025

13. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

14. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

15. Trustee Dealings with the Company. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

16. Successors and Assigns. All covenants and agreements in the Indenture by the Company shall bind its successors and assigns, whether so expressed or not, except as provided in Section 802 of the Original Indenture.

17. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

18. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders thereof. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

19. Special Mandatory Redemption. The Eighth Supplemental Indenture provides that upon the occurrence of a Special Mandatory Redemption Event, the Company will redeem the Notes upon the terms and subject to the conditions set forth in Section 209 of the Eighth Supplemental Indenture. The Eighth Supplemental Indenture provides that the Company will cause the notice of redemption pursuant to Section 209 of the Eighth Supplemental Indenture to be sent to each Holder, with a copy to the Trustee, within five Business Days after the occurrence of a Special Mandatory Redemption Event.

C-9	Reverse Side of Form of 2.930% Senior Note due 2025

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Northrop Grumman Corporation

2980 Fairview Park Drive

Falls Church, Virginia 22042

Attention: Corporate Vice President and Secretary

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common
TEN ENT –	as tenants by the entireties
JT TEN –	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT –	Custodian under Uniform Gifts to Minors Act (Cust) (Minor) (State)

Additional abbreviations may also be used though not on the above list.

C-10	Reverse Side of Form of 2.930% Senior Note due 2025

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please insert Social Security Number, Taxpayer Identification No., or other identifying number of assignee)

(Please print or typewrite name and address, including postal zip code, of assignee)

the within Note of NORTHROP GRUMMAN CORPORATION and all rights thereunder, hereby irrevocably constituting and appointing:

(Please print or typewrite name and address, including postal zip code, of attorney)

as attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:
(Signature)

(Please print or typewrite name and title if signing on behalf of an entity)
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatsoever.

Signature(s) Guaranteed:
(Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.)

C-11	Reverse Side of Form of 2.930% Senior Note due 2025

EXHIBIT D

[FORM OF FACE OF 2028 NOTE]

[Global Securities Legend]

[THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY NAMED BELOW OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]*

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]†

Registered	CUSIP No.: 666807 BN1

No. [ ]	Principal Amount: $[ ]

NORTHROP GRUMMAN CORPORATION

3.250% Senior Note due 2028

1. Principal and Interest. NORTHROP GRUMMAN CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [                                  ]‡ [CEDE & CO.]§, or registered assigns,

*	To be included only if the Note is a Global Note.
†	To be included only if the Depositary is The Depository Trust Company.
‡	To be included only if the Note is not a Global Note.
§	To be included only if the Note is a Global Note.

D-1	Face of Form of 3.250% Senior Note due 2028

the principal sum of                                Dollars, on January 15, 2028 (the “Maturity Date”), and to pay interest thereon from October 13, 2017 (the “Original Issue Date”), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on January 15 and July 15 in each year (each an “Interest Payment Date”), commencing July 15, 2018, at the rate of 3.250% per annum until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities to this Note (the “Predecessor Notes”)) is registered at the close of business on the January 1 or July 1 (whether or not a Business Day) (each, a “Regular Record Date”), as the case may be, next preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to such Person on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including the Original Issue Date, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be.

2. Method of Payment. The Company will pay the principal of and premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. [The Company will make all payments of interest on this Global Note in accordance with the arrangements then existing between the Paying Agent and the Depositary, and all payments of principal of and premium, if any, on this Global Note at the Corporate Trust Office upon surrender of this Global Note for payment.]** [The Company will make all payments of interest on this Note by mailing a check to the address of the Person entitled thereto, and all payments of principal of and premium, if any, on this Note at the Corporate Trust Office upon surrender of this Note for payment.]††

**	To be included only if the Note is a Global Note.
††	To be included only if the Note is not a Global Note.

D-2	Face of Form of 3.250% Senior Note due 2028

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

D-3	Face of Form of 3.250% Senior Note due 2028

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

NORTHROP GRUMMAN CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated:

D-4	Face of Form of 3.250% Senior Note due 2028

[FORM OF REVERSE SIDE OF 2028 NOTE]

3.250% Senior Note due 2028

3. Paying Agent and Security Registrar. The Trustee shall initially act as the Paying Agent and Security Registrar in respect of the Notes and its Corporate Trust Office is designated as a place where the Notes may be presented for payment or for registration of transfer or exchange. The Company may, however, change the Paying Agent or Security Registrar for the Notes without prior notice to any Holders, and the Company or any Subsidiary may act as Paying Agent or Security Registrar for the Notes.

4. Indenture. This Note is one of a duly authorized series of Securities issued or to be issued in one or more series under an Indenture dated as of November 21, 2001 (the “Original Indenture”), as supplemented and amended by a First Supplemental Indenture dated as of July 30, 2009 (the “First Supplemental Indenture”), a Third Supplemental Indenture dated as of March 30, 2011 (the “Third Supplemental Indenture”), a Fourth Supplemental Indenture dated as of March 30, 2011 (the “Fourth Supplemental Indenture”) and an Eighth Supplemental Indenture dated as of October 13, 2017 (the “Eighth Supplemental Indenture” and, together with the Original Indenture, the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), by and between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

This Note is one of the series designated as the “3.250% Senior Notes due 2028” of the Company initially limited in aggregate principal amount to $2,000,000,000 (the “Notes”). Such series may be reopened, from time to time, for issuances of an unlimited aggregate principal amount of additional Securities of such series (the “Additional Notes”). Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms as the Notes, except, if applicable, the issue date, the issue price, the initial Interest Payment Date and corresponding initial Regular Record Date and the initial interest accrual date. Any such Additional Notes, together with the Notes, shall constitute a single series of Securities for all purposes under the Indenture, including voting, waivers, amendments and redemptions; provided, however, that in the event any such Additional Notes are not fungible with the Notes for U.S. federal income tax purposes, such nonfungible Additional Notes shall be issued with a separate CUSIP number so that they are distinguishable from the Notes. Additional series of Securities may be issued pursuant to the Indenture.

The Notes are unsecured senior obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.

The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all those terms, and Holders thereof are referred to the Indenture and the Trust Indenture Act for a statement of all those terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

D-5	Reverse Side of Form of 3.250% Senior Note due 2028

Capitalized terms used but not defined in this Note have the respective meanings ascribed to them by the Indenture.

5. Optional Redemption. The Notes are subject to redemption, in whole at any time or in part from time to time, at the option of the Company, in principal amounts of $1,000 and integral multiples of $1,000 above such amount (provided that the unredeemed portion of any Note redeemed in part may not be less than $2,000), upon not less than 15 days nor more than 60 days prior notice as provided in the Indenture. Prior to the Par Call Date, the Redemption Price for the Notes will equal the sum of (i) the greater of (y) 100% of the principal amount of the Notes then Outstanding to be redeemed and (z) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes then Outstanding to be redeemed (not including any portion of any payments of such interest accrued to the Redemption Date) that would have been due if the Notes matured on the Par Call Date, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the Adjusted Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 15 basis points, and (ii) accrued and unpaid interest on the principal amount of the Notes then Outstanding to be redeemed to, but not including, the Redemption Date.

On and after the Par Call Date, the Redemption Price for the Notes will equal the sum of (i) 100% of the principal amount of the Notes then Outstanding to be redeemed and (ii) accrued and unpaid interest on the principal amount of the Notes then Outstanding to be redeemed to, but not including, the Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the Holders thereof as of the close of business on the corresponding Regular Record Date pursuant to Section 1 of this Note and Section 205 of the Eighth Supplemental Indenture.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes (assuming the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes (assuming such Notes matured on the Par Call Date).

D-6	Reverse Side of Form of 3.250% Senior Note due 2028

“Comparable Treasury Price” means, with respect to any Redemption Date, (A) the arithmetic mean of the Reference Treasury Dealer Quotations received for such Redemption Date, or (B) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Par Call Date” means October 15, 2027.

“Reference Treasury Dealer” means (A) J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC (or their respective affiliates which are primary U.S. Government securities dealers in the United States(“Primary Treasury Dealers”)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the arithmetic mean, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

With respect to any redemption of the Notes occurring prior to the Par Call Date, the Company shall give the Trustee notice of the Redemption Price promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation.

In connection with any redemption of the Notes in part, if the Notes are represented by one or more Global Notes, interests in the Notes will be selected for redemption by the Depositary in accordance with its standard procedures therefor.

6. Sinking Fund. The Notes are not subject to any sinking fund or analogous provisions.

7. Denominations; Transfer; Exchange. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or its attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of this Note, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer. If the Notes are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Notes during the period beginning at the opening of business 15 days before the day of the mailing of the applicable notice of redemption and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Note so selected for redemption in whole or in part (except the unredeemed portion of any Note being redeemed in part).

D-7	Reverse Side of Form of 3.250% Senior Note due 2028

8. Persons Deemed Owner. The Holder of this Note may be treated as the owner of this Note for all purposes.

9. Unclaimed Funds. If money for the payment of principal, premium or interest of or on the Notes remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request, subject to any applicable abandoned property laws. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee or any Paying Agent for payment.

10. Defeasance and Discharge. The Notes will be subject to defeasance and discharge as set forth in Section 1302 of the Original Indenture and to covenant defeasance as set forth in Section 1303 of the Original Indenture.

11. Amendment; Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

12. Defaults and Remedies. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless: the Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes; the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity; the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (including, in case of a redemption, on the Redemption Date).

D-8	Reverse Side of Form of 3.250% Senior Note due 2028

13. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

14. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

15. Trustee Dealings with the Company. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

16. Successors and Assigns. All covenants and agreements in the Indenture by the Company shall bind its successors and assigns, whether so expressed or not, except as provided in Section 802 of the Original Indenture.

17. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

18. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders thereof. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Northrop Grumman Corporation

2980 Fairview Park Drive

Falls Church, Virginia 22042

Attention: Corporate Vice President and Secretary

D-9	Reverse Side of Form of 3.250% Senior Note due 2028

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common
TEN ENT –	as tenants by the entireties
JT TEN –	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT –	Custodian under Uniform Gifts to Minors Act
(Cust) (Minor) (State)

Additional abbreviations may also be used though not on the above list.

D-10	Reverse Side of Form of 3.250% Senior Note due 2028

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please insert Social Security Number, Taxpayer Identification No., or other identifying number of assignee)

(Please print or typewrite name and address, including postal zip code, of assignee)

the within Note of NORTHROP GRUMMAN CORPORATION and all rights thereunder, hereby irrevocably constituting and appointing:

(Please print or typewrite name and address, including postal zip code, of attorney)

as attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:
(Signature)

(Please print or typewrite name and title if signing on behalf of an entity)
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatsoever.

Signature(s) Guaranteed:
(Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.)

D-11	Reverse Side of Form of 3.250% Senior Note due 2028

EXHIBIT E

[FORM OF FACE OF 2047 NOTE]

[Global Securities Legend]

[THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY NAMED BELOW OR A NOMINEE OF THE DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]*

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]†

Registered	CUSIP No.: 666807 BP6

No. [ ]	Principal Amount: $[ ]

NORTHROP GRUMMAN CORPORATION

4.030% Senior Note due 2047

1. Principal and Interest. NORTHROP GRUMMAN CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [                                  ]‡ [CEDE & CO.]§, or registered assigns,

*	To be included only if the Note is a Global Note.
†	To be included only if the Depositary is The Depository Trust Company.
‡	To be included only if the Note is not a Global Note.
§	To be included only if the Note is a Global Note.

E-1	Face of Form of 4.030% Senior Note due 2047

the principal sum of                              Dollars, on October 15, 2047 (the “Maturity Date”), and to pay interest thereon from October 13, 2017 (the “Original Issue Date”), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on April 15 and October 15 in each year (each an “Interest Payment Date”), commencing April 15, 2018, at the rate of 4.030% per annum until the principal hereof is paid or made available for payment. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date and on the Maturity Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities to this Note (the “Predecessor Notes”)) is registered at the close of business on the April 1 or October 1 (whether or not a Business Day) (each, a “Regular Record Date”), as the case may be, next preceding such Interest Payment Date or the Maturity Date, as applicable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to such Person on such Regular Record Date and may either be paid to the Holder in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee under the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest payable on this Note on any Interest Payment Date and on the Maturity Date, as the case may be, will be the amount of interest accrued from and including the immediately preceding Interest Payment Date (or from and including the Original Issue Date, in the case of the initial Interest Payment Date) to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be. If an Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the payment will be made on the next Business Day as if it were made on the date the payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date or the Maturity Date, as the case may be.

2. Method of Payment. The Company will pay the principal of and premium, if any, and interest on the Notes in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. [The Company will make all payments of interest on this Global Note in accordance with the arrangements then existing between the Paying Agent and the Depositary, and all payments of principal of and premium, if any, on this Global Note at the Corporate Trust Office upon surrender of this Global Note for payment.]** [The Company will make all payments of interest on this Note by mailing a check to the address of the Person entitled thereto, and all payments of principal of and premium, if any, on this Note at the Corporate Trust Office upon surrender of this Note for payment.]††

**	To be included only if the Note is a Global Note.
††	To be included only if the Note is not a Global Note.

E-2	Face of Form of 4.030% Senior Note due 2047

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

E-3	Face of Form of 4.030% Senior Note due 2047

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

NORTHROP GRUMMAN CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

Dated:

E-4	Face of Form of 4.030% Senior Note due 2047

[FORM OF REVERSE SIDE OF 2047 NOTE]

4.030% Senior Note due 2047

3. Paying Agent and Security Registrar. The Trustee shall initially act as the Paying Agent and Security Registrar in respect of the Notes and its Corporate Trust Office is designated as a place where the Notes may be presented for payment or for registration of transfer or exchange. The Company may, however, change the Paying Agent or Security Registrar for the Notes without prior notice to any Holders, and the Company or any Subsidiary may act as Paying Agent or Security Registrar for the Notes.

4. Indenture. This Note is one of a duly authorized series of Securities issued or to be issued in one or more series under an Indenture dated as of November 21, 2001 (the “Original Indenture”), as supplemented and amended by a First Supplemental Indenture dated as of July 30, 2009 (the “First Supplemental Indenture”), a Third Supplemental Indenture dated as of March 30, 2011 (the “Third Supplemental Indenture”), a Fourth Supplemental Indenture dated as of March 30, 2011 (the “Fourth Supplemental Indenture”) and an Eighth Supplemental Indenture dated as of October 13, 2017 (the “Eighth Supplemental Indenture” and, together with the Original Indenture, the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), by and between the Company and The Bank of New York Mellon, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

This Note is one of the series designated as the “4.030% Senior Notes due 2047” of the Company initially limited in aggregate principal amount to $2,250,000,000 (the “Notes”). Such series may be reopened, from time to time, for issuances of an unlimited aggregate principal amount of additional Securities of such series (the “Additional Notes”). Any such Additional Notes shall have the same ranking, interest rate, maturity date and other terms as the Notes, except, if applicable, the issue date, the issue price, the initial Interest Payment Date and corresponding initial Regular Record Date and the initial interest accrual date. Any such Additional Notes, together with the Notes, shall constitute a single series of Securities for all purposes under the Indenture, including voting, waivers, amendments and redemptions; provided, however, that in the event any such Additional Notes are not fungible with the Notes for U.S. federal income tax purposes, such nonfungible Additional Notes shall be issued with a separate CUSIP number so that they are distinguishable from the Notes. Additional series of Securities may be issued pursuant to the Indenture.

The Notes are unsecured senior obligations of the Company and rank pari passu with all unsecured and unsubordinated obligations of the Company.

The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all those terms, and Holders thereof are referred to the Indenture and the Trust Indenture Act for a statement of all those terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

E-5	Reverse Side of Form of 4.030% Senior Note due 2047

Capitalized terms used but not defined in this Note have the respective meanings ascribed to them by the Indenture.

5. Optional Redemption. The Notes are subject to redemption, in whole at any time or in part from time to time, at the option of the Company, in principal amounts of $1,000 and integral multiples of $1,000 above such amount (provided that the unredeemed portion of any Note redeemed in part may not be less than $2,000), upon not less than 15 days nor more than 60 days prior notice as provided in the Indenture. Prior to the Par Call Date, the Redemption Price for the Notes will equal the sum of (i) the greater of (y) 100% of the principal amount of the Notes then Outstanding to be redeemed and (z) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes then Outstanding to be redeemed (not including any portion of any payments of such interest accrued to the Redemption Date) that would have been due if the Notes matured on the Par Call Date, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the Adjusted Treasury Rate (as defined below), as determined by the Independent Investment Banker (as defined below), plus 20 basis points, and (ii) accrued and unpaid interest on the principal amount of the Notes then Outstanding to be redeemed to, but not including, the Redemption Date.

On and after the Par Call Date, the Redemption Price for the Notes will equal the sum of (i) 100% of the principal amount of the Notes then Outstanding to be redeemed and (ii) accrued and unpaid interest on the principal amount of the Notes then Outstanding to be redeemed to, but not including, the Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the Holders thereof as of the close of business on the corresponding Regular Record Date pursuant to Section 1 of this Note and Section 205 of the Eighth Supplemental Indenture.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Notes (assuming the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes (assuming such Notes matured on the Par Call Date).

E-6	Reverse Side of Form of 4.030% Senior Note due 2047

“Comparable Treasury Price” means, with respect to any Redemption Date, (A) the arithmetic mean of the Reference Treasury Dealer Quotations received for such Redemption Date, or (B) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Par Call Date” means April 15, 2047.

“Reference Treasury Dealer” means (A) J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC (or their respective affiliates which are primary U.S. Government securities dealers in the United States(“Primary Treasury Dealers”)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the arithmetic mean, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

With respect to any redemption of the Notes occurring prior to the Par Call Date, the Company shall give the Trustee notice of the Redemption Price promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation.

In connection with any redemption of the Notes in part, if the Notes are represented by one or more Global Notes, interests in the Notes will be selected for redemption by the Depositary in accordance with its standard procedures therefor.

6.	Sinking Fund. The Notes are not subject to any sinking fund or analogous provisions.

7. Denominations; Transfer; Exchange. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or its attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of this Note, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer. If the Notes are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Notes during the period beginning at the opening of business 15 days before the day of the mailing of the applicable notice of redemption and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Note so selected for redemption in whole or in part (except the unredeemed portion of any Note being redeemed in part).

E-7	Reverse Side of Form of 4.030% Senior Note due 2047

8. Persons Deemed Owner. The Holder of this Note may be treated as the owner of this Note for all purposes.

9. Unclaimed Funds. If money for the payment of principal, premium or interest of or on the Notes remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request, subject to any applicable abandoned property laws. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee or any Paying Agent for payment.

10. Defeasance and Discharge. The Notes will be subject to defeasance and discharge as set forth in Section 1302 of the Original Indenture and to covenant defeasance as set forth in Section 1303 of the Original Indenture.

11. Amendment; Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

12. Defaults and Remedies. If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless: the Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes; the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity; the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (including, in case of a redemption, on the Redemption Date).

E-8	Reverse Side of Form of 4.030% Senior Note due 2047

13. Obligations Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

14. No Recourse Against Others. No recourse shall be had for the payment of the principal of, or premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

15. Trustee Dealings with the Company. Subject to certain limitations imposed by the Trust Indenture Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

16. Successors and Assigns. All covenants and agreements in the Indenture by the Company shall bind its successors and assigns, whether so expressed or not, except as provided in Section 802 of the Original Indenture.

17. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

18. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders thereof. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

19. Special Mandatory Redemption. The Eighth Supplemental Indenture provides that upon the occurrence of a Special Mandatory Redemption Event, the Company will redeem the Notes upon the terms and subject to the conditions set forth in Section 209 of the Eighth Supplemental Indenture. The Eighth Supplemental Indenture provides that the Company will cause the notice of redemption pursuant to Section 209 of the Eighth Supplemental Indenture to be sent to each Holder, with a copy to the Trustee, within five Business Days after the occurrence of a Special Mandatory Redemption Event.

E-9	Reverse Side of Form of 4.030% Senior Note due 2047

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

Northrop Grumman Corporation

2980 Fairview Park Drive

Falls Church, Virginia 22042

Attention: Corporate Vice President and Secretary

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common
TEN ENT –	as tenants by the entireties
JT TEN –	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT –	Custodian under Uniform Gifts to Minors Act
(Cust) (Minor) (State)

Additional abbreviations may also be used though not on the above list.

E-10	Reverse Side of Form of 4.030% Senior Note due 2047

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please insert Social Security Number, Taxpayer Identification No., or other identifying number of assignee)

(Please print or typewrite name and address, including postal zip code, of assignee)

the within Note of NORTHROP GRUMMAN CORPORATION and all rights thereunder, hereby irrevocably constituting and appointing:

(Please print or typewrite name and address, including postal zip code, of attorney)

as attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:
(Signature)

(Please print or typewrite name and title if signing on behalf of an entity)
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatsoever.

Signature(s) Guaranteed:
(Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.)

E-11	Reverse Side of Form of 4.030% Senior Note due 2047